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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 19, 1998
                                                --------------------------------

First Chicago NBD Corporation
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(Exact name of registrant as specified in its charter)

Delaware                             1-7127                  38-1984850
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(Name or other jurisdiction        (Commission              (IRS Employer
    of incorporation)              File Number)          Identification No.)


One First National Plaza, Chicago, IL                                 60670
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(Address of principal executive offices)                           (ZIP Code)

Registrant's telephone number, including area code  312-732-4000
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Item 7.  Financial Statements and Exhibits
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c)   Exhibits
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Attached hereto or incorporated herein are the following Exhibits relating to the previously announced merger of First Chicago NBD Corporation, a Delaware corporation (the "Corporation"), and BANC ONE CORPORATION, an Ohio corporation ("ONE"):

Exhibit       Description of
Number            Exhibit
---------     --------------

 99(a)        Pro forma financial information.

 99(b) Certain ONE historical financial information for the three months ended March 31, 1998.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Chicago NBD Corporation
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                                           (Registrant)


Date:  May 19, 1998                By:     William J. Roberts
                                          --------------------------------------
                                   Title:  Senior Vice President and Comptroller